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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 ------------


                                    FORM 8-K


                                 CURRENT REPORT,
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (Date of Earliest Event Reported): December 31, 1999



                                  iPARTY CORP.
               (Exact Name of Registrant as Specified in Charter)




            Delaware                          7373              13-4012236
----------------------------    ------------------------    ----------------
(State or Other Jurisdiction    (Commission File Number)    (I.R.S. Employer
     of Incorporation)                                     Identification No.)


               41 East 11th Street, 11th Floor, New York, NY 10003
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               (Address of Principal Executive Offices)  (Zip Code)




       Registrant's telephone number, including area code: (212) 331-1114

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 Item 4.  Changes in Registrant's Certifying Accountant

         On December 31, 1999, the management of iParty Corp. (the "Company") dismissed Richard A. Eisner & Company, LLP ("Richard Eisner") as its independent auditors. On January 5, 2000, the management of the Company engaged Arthur Anderson & Co. ("Arthur Anderson") as its independent public accountants to audit its financial statements for the fiscal year ending December 31, 1999. The decision to dismiss Richard Eisner and to retain Arthur Anderson was recommended by the Company's audit committee and approved by its Board of Directors.

         The report of Richard Eisner on the Company's financial statements for the year ended December 31, 1998 and subsequent interim periods did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During that period, there were no (i) disagreements between Richard Eisner and the Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Richard Eisner, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports on the Company's financial statements, or (ii) "reportable events" within the meaning of Item 304(a)(1)(v) of Regulation S-K promulgated under the Securities Act of 1933, as amended.

         On January 5, 2000, the Company engaged Arthur Anderson to serve as its principal independent accounting firm to audit its financial statements for the year ended December 31, 1999. Prior to the engagement of Arthur Anderson, the Company did not consult with such firm on any accounting, auditing or financial reporting issue.

         The Company has furnished Richard Eisner with a copy of this report and has requested it to furnish a letter addressed to the Securities and Exchange Commission stating whether Richard Eisner agrees with the above statements. A copy of this letter is attached as Exhibit 16.1 to this Form 8-K.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a) and (b) - Not Applicable

         (c) Exhibits

                  16.1 Letter from Richard A. Eisner & Company, LLP.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                          iPARTY CORP.

Dated:   January 18, 2000            By:  /s/ Sal Perisano
                                          ------------------
                                          Sal Perisano
                                          Chief Executive Officer

         January 18, 2000            By:  /s/ Patrick Farrell
                                          -------------------
                                          Patrick Farrell
                                          Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit Number    Description
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16.1              Letter from Richard A. Eisner & Company, LLP